                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04893

                  ---------------------------------------------

                              THE TAIWAN FUND, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                    C/O STATE STREET BANK AND TRUST COMPANY,
                 2 AVENUE DE LAFAYETTE, 6TH FLOOR, PO BOX 5049,
                                  BOSTON, 02111

--------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

  (Name and Address of Agent for Service)                   Copy to:

    State Street Bank and Trust Company           Leonard B. Mackey, Jr., Esq.
        Attention: Mary Moran Zeven                  Clifford Chance US LLP
            Assistant Secretary                       31 West 52nd Street
     2 Avenue de Lafayette, 6th Floor            New York, New York 10019-6131
        Boston, Massachusetts 02111

Registrant's telephone number, including area code:  1-800-636-9242

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2007

ITEM 1.  REPORT TO STOCKHOLDERS.

THE TAIWAN FUND, INC. (R)

Annual Report August 31, 2007

THE TAIWAN FUND, INC.

WHAT'S INSIDE

                                                                            Page
Chairman's Statement                                                          2

Report of the Investment Manager                                              4

Portfolio Snapshot                                                            9

Sector Allocation                                                            10

Investments                                                                  11

Financial Statements                                                         13

Notes to Financial Statements                                                16

Report of Independent Registered Public Accounting Firm                      20

Other Information                                                            21

Summary of Dividend Reinvestment and Cash Purchase Plan                      23

Directors and Officers                                                       26

  CHAIRMAN'S STATEMENT

------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to present the Annual Report of The Taiwan Fund, Inc. (the "Fund") for the fiscal year ended August 31, 2007. The Fund's net asset value
(NAV) was US$23.73 on August 31, 2007, which increased by 36.5%* in U.S. dollar terms for the fiscal year. The Taiwan Stock Exchange Index (TAIEX), during the same period, increased by 35.4%* in U.S. dollar terms in comparison. The Fund outperformed the TAIEX by 0.8% during the fiscal year.

Beginning from this year, the world stock markets have been shaken by two incidents, namely, the sharp fall of Chinese shares at the end of February and the reverse of global markets resulting from sub-prime issues. The Fund outperformed the TAIEX by 1.92% in the first quarter and, 0.64% in August of this year.

At its April 2007 Board meeting, the Board regretfully accepted the resignation of two Board members-my predecessor S. Y. Wang as well as Blair Pickerell. We would like to express our deepest gratitude to Mr. Wang and Mr. Pickerell for their contributions to the Fund over past years. On the other hand, the Board has been joined by two new directors- Mr. Bing Shen and Mr. Michael Holland. We sincerely welcome them and look forward to sharing their wisdom.

On behalf of the Board, I would like to thank you for your continued investment and support of the Fund. We believe that Taiwan will remain one of the favorable places to invest in the Greater China Region.

Sincerely,

/s/ Harvey Chang
Harvey Chang
Chairman

   * "Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund."

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

  REPORT OF THE INVESTMENT MANAGER

------------------------------------------------------------------------

INVESTMENT PERFORMANCE

The Fund's net asset value (NAV) increased by 36.5%(*) in U.S. dollar terms for the fiscal year ended August 31, 2007. During the same period, the Taiwan Stock Exchange Index (TAIEX) increased by 35.4%* in U.S. dollar terms. The Fund outperformed the TAIEX by 0.8% during the year.

The out-performance was due to stock selection. Stock selection in personal computer ("PC") & peripheral, retail, and shipping sectors all contributed to performance during the year.

In the technology sector, the Fund's exposure to the networking company D-Link and IC design company MediaTek positively contributed to performance due to strong earnings growth. PC & peripheral companies such as Hon Hai Precision Industry and Synnex also added to performance. That the Fund was underweight in the financial sector generated a positive performance contribution relative to the benchmark. On the negative side, our overweight position in handset related companies and underweight position in petrochemicals detracted from relative performance during the year.

ECONOMIC OUTLOOK

In the second quarter of 2007, Taiwan's gross domestic product ("GDP") grew by 5.07% year over year, representing the strongest growth since 2005. Thanks to strong fixed capital formation and modest growth in private consumption, real domestic demand showed a 4.72% rebound. In the external sectors, export and import of goods and services increased by 4.62% and 3.98%, respectively. Looking ahead to the second half of 2007, domestic demand is expected to continue to improve. The external sector should remain robust thanks to the export of consumer electronic products and Thin Film Transistor-related products. For the year 2007 as a whole, real GDP is forecasted to grow by 4.58%.


----------
(*) "Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund."

------------------------------------------------------------------------

According to the latest world economic forecast, the world economy in 2008 should continue to show moderate growth. Given Taiwan's strong correlation with the global economy, Taiwan's exports are expected to continue to grow. Taiwan's real GDP is forecasted to grow by 4.51% in 2008, due to a combination of robust exports as well as improved contribution from domestic sectors.

The upcoming presidential election plus resilient demand from China should continue to give strong support to the Taiwan economy well into the first quarter of 2008, with the biggest risk to growth coming mainly from possible weakening of external demand. Because Taiwan is still exposed to the US economy, exports to US will decline if the sub-prime crisis in the US negatively impacts US consumption and business investment. There is increasing speculation on possible improvement in cross-strait relationship after the presidential election in March 2008. Therefore, we believe downside may be limited because of a possible return of capital back into the Taiwan market.

MARKET REVIEW

The Taiwan equity market was very bullish during the fiscal year ended August 31, 2007. The TAIEX increased by 35.85% in local NT$. The index consolidated between the 6,500 and 7,500 levels for several months. With the increasing participation of retail investors in the second quarter of 2007, the TAIEX finally broke the 9,000 level to reach 9,807 in mid-July, a seven year high. Concerns about possible ramifications of the US sub-prime crisis led to a pullback. The subsequent sharp correction resulted in the TAIEX trading between 9,807 and 7,987. Late panic selling took the TAIEX briefly below 8,000 in mid-August, followed by a quick rebound to close at 8,982 in the fiscal year ended August 31, 2007.

In terms of sector performance, rubber (up 112.8%), cement (up 101.2%) and textile (up 84.6%) were the best performing sectors. While the worst-performing sectors were tourism (down 4.6%), automobile (up 8.9%) and banking (up 13.2%). Technology sectors in aggregate were up 31.4%.

INVESTMENT OUTLOOK AND STRATEGY

After a strong rally in the past twelve months, we believe the market will remain volatile in the near term due to issues such as US

------------------------------------------------------------------------


sub-prime related problems. The market remains liquidity driven with domestic investors playing an important role.

Over the mid term, we remain positive on Taiwan, due to: (1) strong corporate earnings (from the China market and tech cycle upturn); (2) liquid conditions; and (3) more market-friendly government policies in the run up to the presidential election in March next year.

As to corporate earnings results and guidance, any disappointment could cause selling since the market has already rebounded strongly and retail investors may prefer to lock in gains if the outlook does not match expectations. Analysis of second-quarter earning results showed that corporate earnings were mostly positive. Consensus numbers are being revised upward, but we have not seen any significant upgrade to 2008 earnings forecasts. Most technology companies delivered decent results but do not have overly exciting outlooks for the second half of 2007. The tech sector pull back was due mostly to concerns about the impact of US sub-prime crisis and its negative impact on US consumer demand. The United States still constitutes approximately 20-25% of global tech demand but the rise of emerging markets in recent years has reduced the dominance of the US market and we anticipate a lower impact on Asian economies from a possible US downturn.

China and emerging markets play a more important role than ever before. As the Chinese economy continues its strong growth, Taiwanese companies that have significant Chinese operations will continue to benefit from their China exposure. China-concept plays are therefore an important theme in the market. While most investors associate sectors such as materials and petrochemicals as beneficiaries of higher growth trends in emerging markets, we believe that technology stocks also may be winners. From consumer electronic to software used for emerging market infrastructure projects, we believe that technology-related stocks will benefit from rapid growth in emerging markets. It appears that exports of computers and electronics may be on the upswing of a new cycle that is likely to last for some time. We think that strong emerging market demand could potentially prove a buffer against any US economic slowdown.

Coordinated moves by central banks worldwide have lowered the risks of a global economic slowdown and uncertainty. This recovery was driven by central banks' efforts to inject funds into the financial system as well as the expectation of interest rate reductions by the US Federal Reserve. As the likely direction of US monetary policy

------------------------------------------------------------------------


has shifted from tightening to neutral, we expect the Taiwanese central bank to follow the Federal Reserve. Therefore we believe domestic rates in Taiwan will rise only gradually for the reminder of this year.

Based on statistics released by the Financial Supervisory Commission, Taiwanese financial institutions have relatively low exposure to sub-prime mortgage-linked products. The total estimated exposure among Taiwanese financial institutions is estimated to be NT$75bn, with potential loss estimated at around NT$2.7bn. The most pessimistic estimate is for a larger loss of up to NT$7.5bn or around 10% of investments. Nevertheless the total amount of loss is small and the potential negative impact remains well under control.

We remain positive on the Taiwan market in general. The Taiwan government's announcement of a cut in the corporate tax rate to 15% indicates the government's strong determination to boost the stock market. The recent corrections have provided good opportunities to accumulate quality stocks in the expectation of a presidential election cycle rally.

In the year ahead, we will continue to work hard to achieve solid performance through bottom-up stock selection. We believe that the Taiwan stock market and healthy economic conditions will provide good investment opportunities for investors in the foreseeable future. Thank you for your support, and we look forward to presenting our strategy again in the coming reports.

Sincerely,

Shirley Yang

Shirley Yang(1)
Portfolio Manager

   (1) Chih-Hui Lee resigned from his position as Portfolio Manager of the Fund, effective June 30, 2007. Ms. Shirley Yang succeeded Mr. Lee as the Fund's lead Portfolio Manager.

--------------------------------------------------------------------------------


------------------------------------------------------------------------


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

  PORTFOLIO SNAPSHOT*

------------------------------------------------------------------------


                             TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2007            %

---------------------------------
MediaTek, Inc.                          6.1

---------------------------------

Hon Hai Precision Industries Co.        5.8
---------------------------------

Taiwan Semiconductor Manufacturing
  Co.                                   3.9
---------------------------------

China Steel Corp.                       3.6
---------------------------------

Synnex Technology International Corp.   3.5
---------------------------------

Cathay Financial Holding Co. Ltd.       3.0
---------------------------------

Au Optronics Corp.                      2.9
---------------------------------

Silicon Precision Industries Co.        2.9
---------------------------------

Merry Electronics Co. Ltd.              2.9
---------------------------------

Ruentex Development Co. Ltd.            2.7
---------------------------------



                       TOP TEN EQUITY INDUSTRY WEIGHTINGS


WEIGHTINGS AS OF AUGUST 31, 2007           %

---------------------------------
PC & Peripherals                        15.5

---------------------------------

IC Design                               12.0
---------------------------------

Semiconductor Manufacturing              9.5
---------------------------------

Electronic Components                    8.6
---------------------------------

Telecommunications                       7.6
---------------------------------

Financial Services                       6.0
---------------------------------

TFT-LCD                                  5.6
---------------------------------

Construction                             4.3
---------------------------------

Iron & Steel                             4.3
---------------------------------

Electronics                              3.5
---------------------------------




                             TOP TEN EQUITY HOLDINGS


HOLDINGS AS OF AUGUST 31, 2006             %

---------------------------------
Hon Hai Precision Industry Co. Ltd.      7.4

---------------------------------

High Tech Computer Corp.                 6.4
---------------------------------

Taiwan Semiconductor Manufacturing
  Co.                                    4.4
---------------------------------

MediaTek                                 4.3
---------------------------------

Siliconware Precision Industries Co.     4.1
---------------------------------

Largan Precision Co. Ltd.                3.9
---------------------------------

Cathay Financial Holding Co. Ltd.        3.6
---------------------------------

D-Link Corp.                             3.4
---------------------------------

Au Optronics Corp.                       3.3
---------------------------------

Cheng Uei Precision Industry Co. Ltd.    3.0
---------------------------------



                       TOP TEN EQUITY INDUSTRY WEIGHTINGS


WEIGHTINGS AS OF AUGUST 31, 2006           %

---------------------------------
Telecommunications                      19.3

---------------------------------

Electronic Components                   14.2
---------------------------------

Semiconductor Manufacturing             13.0
---------------------------------

PC & Peripherals                        12.5
---------------------------------

Financial Services                       6.9
---------------------------------

IC Design                                6.8
---------------------------------

TFT-LCD                                  6.2
---------------------------------

Electronics                              6.1
---------------------------------

Memory IC                                4.0
---------------------------------

Construction                             3.5
---------------------------------



* Percentages based on total investments at August 31, 2007 and August 31, 2006.

  SECTOR ALLOCATION

------------------------------------------------------------------------
INDUSTRY ALLOCATION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
                                    PIE CHART

Other          2.9%
Basic          8.1%
  Indus-
  tries
Finance        6.9%
Technol-      82.1%
  ogy


Fund holdings are subject to change and percentages shown above are based on total investments as of August 31, 2007. The pie chart illustrates the allocation of the investment by sector. A complete list of holdings as of August 31, 2007 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling (800)-636-9242.

  THE TAIWAN FUND, INC.
  SCHEDULE OF INVESTMENTS/AUGUST 31, 2007 (SHOWING PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------


                                                   US$
                                                  VALUE
                                  SHARES        (NOTE 1)
                                  ------        --------
COMMON STOCKS -- 95.2%
BASIC INDUSTRIES -- 21.4%
CHEMICALS -- 1.0%
Asia Polymer Co. Ltd. .......     6,000,000   $  3,909,209
                                              ------------

CONSTRUCTION -- 4.3%
Goldsun Development &
  Construction Co. Ltd. .....    11,271,000      6,387,094
Ruentex Development Co.
  Ltd. ......................     8,500,000     10,303,343
                                              ------------
                                                16,690,437
                                              ------------

GLASS -- 1.1%
Taiwan Glass Industrial
  Corp. .....................     4,500,000      4,091,033
                                              ------------

IRON & STEEL -- 4.2%
China Steel Corp. ...........    10,300,000     13,983,454
Tung Ho Steel Enterprise
  Corp. .....................     1,800,000      2,410,982
                                              ------------
                                                16,394,436
                                              ------------

PAPER -- 0.8%
Long Chen Paper Co. Ltd. ....     7,565,162      3,163,709
                                              ------------

PETROLEUM SERVICES -- 1.1%
Formosa Petrochemical
  Corp. .....................     1,600,000      4,460,741
                                              ------------
PLASTICS -- 1.4%
Nan Ya Plastics Corp. .......     2,266,000      5,493,500
                                              ------------

RETAIL -- 0.9%
Far Eastern Department Stores
  Co Ltd.....................     3,500,000      3,494,803
                                              ------------

TEXTILE -- 3.5%
Far Eastern Textile Co
  Ltd. ......................     3,200,500      3,763,126
Formosa Taffeta Co. Ltd. ....     8,500,000      9,659,384
                                              ------------
                                                13,422,510
                                              ------------


TRANSPORTATION -- 3.1%
U-Ming Marine Transport
  Corp.*.....................     3,200,000      9,522,713
Yang Ming Marine Transport
  *..........................     3,645,000      2,573,669
                                              ------------
                                                12,096,382
                                              ------------
TOTAL BASIC INDUSTRIES.......                   83,216,760
                                              ------------


FINANCE -- 7.8%
BANKS -- 1.8%
Far Eastern International
  Bank.......................    16,000,000      7,151,732
                                              ------------


FINANCIAL SERVICES -- 6.0%
Cathay Financial Holding Co.
  Ltd. ......................     5,248,593     11,690,402
Fubon Financial Holding Co
  Ltd........................     7,000,000      6,035,031
Fuhwa Financial Holding Co.
  Ltd.*......................     5,270,000      3,002,394
KGI Securities Co. Ltd. .....     4,750,000      2,288,706
                                              ------------
                                                23,016,533
                                              ------------
TOTAL FINANCE................                   30,168,265
                                              ------------

MISCELLANEOUS -- 1.8%
ATHLETIC FOOTWARE -- 1.8%
Pou Chen Corp. ..............     7,069,531      7,069,745
                                              ------------


GOLF EQUIPMENT -- 0.0%
Advanced International
  Multitech Co., Ltd. .......        71,684        187,470
                                              ------------
TOTAL MISCELLANEOUS..........                    7,257,215
                                              ------------

TECHNOLOGY -- 64.2%
ELECTRONIC COMPONENTS -- 8.6%
Cyntec Co. Ltd. .............       162,096        278,519
Epistar Corp. ...............     1,234,267      5,797,490
Everlight Electronics Co.
  Ltd. ......................     1,029,920      4,463,122
Kinsus Interconnect
  Technology Corp. ..........     2,737,029      9,455,477
Nan Ya Printed Circuit Board
  Corp. .....................     1,000,000      6,500,197
Tripod Technology Corp. .....       161,000        663,535
Unimicron Technology Corp. ..     3,876,000      6,084,330
                                              ------------
                                                33,242,670
                                              ------------

ELECTRONICS -- 3.5%
Synnex Technology
  International Corp. .......     4,926,000     13,524,519
                                              ------------

IC DESIGN -- 11.8%
MediaTek, Inc. ..............     1,386,000     23,520,713
Novatek Microelectronics
  Corp. Ltd. ................     1,471,703      5,931,589
Orise Technology Co. Ltd.*...     1,600,000      4,368,617
Realtek Semiconductor
  Corp. .....................     1,050,000      5,138,792
RichTek Technology Corp. ....       639,500      7,015,334
                                              ------------
                                                45,975,045
                                              ------------

MEMORY IC -- 2.5%
Inotera Memories, Inc. ......     9,646,000      9,631,677
                                              ------------

    The accompanying notes are an integral part of the financial statements.  11

------------------------------------------------------------------------

                                                   US$
                                                  VALUE
                                  SHARES        (NOTE 1)
                                  ------        --------
TECHNOLOGY -- (CONTINUED)

PC & PERIPHERALS -- 15.3%
Asia Vital Components Co.
  Ltd.*......................     6,500,000   $  6,647,929
Asustek Computer Inc. .......     3,000,363      8,955,900
Catcher Technology Co.
  Ltd.*......................       987,921      7,903,607
Foxconn Technology Co.
  Ltd. ......................     1,035,000      9,409,376
GeoVision Inc. ..............       100,000        725,780
Hon Hai Precision Industry
  Co. Ltd. ..................     3,029,760     22,494,354
Portwell Inc. ...............     1,300,000      3,242,219
                                              ------------
                                                59,379,165
                                              ------------

SEMICONDUCTOR MANUFACTURING -- 9.4%
Advanced Semiconductor
  Engineering, Inc. .........     6,313,627      6,246,854
Ardentec Corp. ..............     2,747,054      2,235,170
King Yuan Electronics Co.
  Ltd. ......................     2,551,214      1,577,162
Siliconware Precision
  Industries Co. ............     5,609,074     11,303,477
Taiwan Semiconductor
  Manufacturing Co. Ltd. ....     8,000,009     15,200,478
                                              ------------
                                                36,563,141
                                              ------------

TELECOMMUNICATIONS -- 7.6%
CyberTAN Technology Inc. ....     1,000,000      3,075,851
D-Link Corp. ................     2,120,000      4,670,566
High Tech Computer Corp. ....       390,000      5,288,797
Merry Electronics Co. Ltd. ..     3,272,866     11,108,245
Zyxel Communications Corp. ..     2,982,920      5,188,630
                                              ------------
                                                29,332,089
                                              ------------


TFT-LCD -- 5.5%
Au Optronics Corp. ..........     7,852,674     11,374,824
InnoLux Display Corp. .......     1,039,840      4,380,065
Wintek Corp. ................     5,000,000      5,727,446
                                              ------------
                                                21,482,335
                                              ------------
TOTAL TECHNOLOGY.............                  249,130,641
                                              ------------
TOTAL COMMON STOCKS
  (Identified
  Cost -- $254,133,725)......                  369,772,881
                                              ------------


                                 PRINCIPAL         US$
                                  AMOUNT          VALUE
                                    NT$         (NOTE 1)
                                 ---------      --------
COMMERCIAL PAPER -- 3.5%
Bai-Ding Investment Co. (a)..  $149,503,714      4,530,553
Fcb Leasing Co Ltd:
  1.9200%, 10/12/2007 (a)....    99,736,598      3,022,413
  1.9500%, 10/12/2007 (a)....    99,516,005      3,015,728
First Commerical Bank (a)....    99,484,338      3,014,768
                                              ------------
TOTAL COMMERCIAL PAPER
  (Identified
  Cost -- $13,646,385).......                   13,583,462
                                              ------------


                                 MATURITY
                                  AMOUNT
                                    US$
                               ------------
REPURCHASE AGREEMENT -- 0.2%
State Street Bank and Trust
  Co. at
  1.5% dated 8/27/07 due
     9/4/07 (collateralized
     by U.S. Treasury Note
     4.375%, 8/15/12, market
     value $875,838).........  $    857,000   $    857,000
                                              ------------
TOTAL INVESTMENTS -- 98.9%
  (COST -- $268,637,110).....                 $384,213,343
                                              ============
OTHER ASSETS AND LIABILITIES,
  NET -- 1.1%................                    4,102,544
                                              ------------
NET ASSETS -- 100%...........                 $388,315,887
                                              ============





LEGEND:
NT$ - New Taiwan dollar
US$ - United States dollar
 * Non-income producing
(a) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:
At August 31, 2007, the aggregate cost basis of the Fund's investment securities for income tax purposes was $268,648,963.
Net unrealized appreciation of the Fund's investment securities was $115,564,380 of which $125,893,129 related to appreciated investment securities and $10,328,749 related to depreciated investment securities. In addition, as of August 31, 2007, the Fund's last fiscal year end, the Fund utilized all of the available capital loss carryforward of $32,501,720 for Federal income tax purposes.



12  The accompanying notes are an integral part of the financial statements.

  FINANCIAL STATEMENTS

------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007


ASSETS
Investments in securities, at
  value (cost $268,637,110)
  (Notes 1 and 2) - See
  accompanying schedule........                $384,213,343
Cash...........................                         609
Cash in New Taiwan dollars
  (cost $793,937)..............                     796,712
Dividend receivable............                   3,876,415
Receivable for securities
  sold.........................                   3,365,198
Prepaid expenses...............                      62,492
Interest receivable............                      23,386
                                               ------------
  Total assets.................                 392,338,155
                                               ------------
LIABILITIES
Payable for securities
  purchased....................   $2,670,137
Accrued management fee (Note
  3)...........................      371,778
Taiwan withholding tax payable
  (Note 1).....................      809,676
Other payables and accrued
  expenses.....................      170,677
                                  ----------
  Total liabilities............                   4,022,268
                                               ------------
NET ASSETS.....................                $388,315,887
                                               ============
Net Assets consist of (Note 1):
Paid in capital................                $249,972,915
Undistributed net investment
  income.......................                   2,329,181
Accumulated over distributed
  net realized gain on
  investments in securities and
  foreign currency.............                  20,442,210
Net unrealized appreciation on
  investment securities and
  foreign currency.............                 115,571,581
                                               ------------
NET ASSETS.....................                $388,315,887
                                               ============
NET ASSET VALUE, per share
  ($388,315,887/16,365,572
  shares outstanding)..........                      $23.73
                                                     ======





STATEMENT OF OPERATIONS
For the Year Ended August 31, 2007



INVESTMENT INCOME
Dividends.....................                 $ 10,616,574
Interest......................                      130,148
                                               ------------
                                                 10,746,722
Less: Taiwan witholding tax
  (Note 1)....................                   (2,115,420)
                                               ------------
  Total Income................                    8,631,302
EXPENSES:
Management fee (Note 3)
  Basic fee...................   $ 4,272,341
  Performance adjustment......      (129,176)
Custodian fees and expenses...       536,128
Administration and accounting
  fees (Note 3)...............       306,556
Directors compensation (Note
  3)..........................       370,833
Legal.........................       214,676
Audit.........................       105,015
Shareholder communications....        47,496
Insurance fees................        95,928
Delaware franchise tax........        81,567
Miscellaneous.................        78,071
Transfer agent fees...........        14,074
Taiwan stock dividend tax
  (Note 1)....................       401,404
                                 -----------
  Total expenses..............                    6,394,913
                                               ------------
Management Fee Waiver.........      (403,159)
                                               ------------
Net Expenses..................                    5,991,754
                                               ------------
  NET INVESTMENT INCOME.......                    2,639,548
                                               ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENT AND
  FOREIGN CURRENCY
  TRANSACTIONS (NOTE 1)
Net realized gain (loss) on:
  Investment securities.......    53,134,225
  Foreign currency
     transactions.............    (2,305,538)
                                 -----------
                                                 50,828,687
Change in net unrealized
  appreciation (depreciation)
  on:
  Investment securities.......    50,284,378
  Assets and liabilities
     denominated in foreign
     currencies...............         2,120
                                 -----------
                                                 50,286,498
                                               ------------
Net investment and foreign
  currency transactions.......                  101,115,185
                                               ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...                 $103,754,733
                                               ============





    The accompanying notes are an integral part of the financial statements.  13

------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     Year Ended        Year Ended
                                                                  August 31, 2007   August 31, 2006
                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment gain (loss)...................................     $  2,639,548      $     42,635
  Net realized gain on investments and foreign currency
     transactions..............................................       50,828,687        27,993,384
  Change in net unrealized appreciation on investments and
     foreign currency transactions.............................       50,286,498        15,827,889
                                                                    ------------      ------------
  Net increase in net assets resulting from operations.........      103,754,733        43,863,908
                                                                    ------------      ------------
Distributions to shareholders
  From net investment income...................................               --          (856,410)
                                                                    ------------      ------------
  Total increase in net assets.................................      103,754,733        43,007,498
                                                                    ------------      ------------
NET ASSETS
  Beginning of year............................................      284,561,154       241,553,656
                                                                    ------------      ------------
  End of year..................................................      388,315,887       284,561,154
                                                                    ============      ============
  Undistributed net investment income End of period............     $  2,329,181      $         --
                                                                    ============      ============







14  The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                                       Year Ended August 31,
                                                 ----------------------------------------------------------------
                                                   2007          2006          2005          2004          2003
                                                 --------      --------      --------      --------      --------
SELECTED PER SHARE DATA
Net asset value, beginning of year.............  $  17.39      $  14.76      $  12.78      $  12.89(c)   $  11.37(c)
                                                 --------      --------      --------      --------      --------
Income from Investment Operations
  Net investment income (loss)(a)..............       .16          0.00*         0.08          0.03          0.00(c)*
  Net realized and unrealized gain (loss) on
     investments...............................      6.18          2.68          1.93         (0.14)         1.52
                                                 --------      --------      --------      --------      --------
  Total from investment operations.............      6.34          2.68          2.01         (0.11)         1.52(c)
                                                 --------      --------      --------      --------      --------
Less Distributions
  From net investment income...................        --         (0.05)        (0.03)           --            --
                                                 --------      --------      --------      --------      --------
  Total distributions..........................        --         (0.05)        (0.03)           --            --
                                                 --------      --------      --------      --------      --------
Net asset value, end of year...................  $  23.73      $  17.39      $  14.76      $  12.78      $  12.89(c)
                                                 --------      --------      --------      --------      --------
Market value, end of year......................  $  21.43      $  15.83      $  13.34      $  10.99      $  11.09
                                                 ========      ========      ========      ========      ========
TOTAL RETURN
Per share market value.........................     35.38%        19.05%        21.68%        (0.90)%       19.63%

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL
  DATA
Net assets, end of period (000 omitted)........  $388,316      $284,561      $241,554      $209,166      $210,949(c)
Ratio of expenses before fee waiver (b)........      1.94%         1.92%(e)      2.23%(d)      2.07%         2.05%(c)
Ratio of expenses before fee waiver, excluding
  stock dividend tax expense...................      1.82%         1.77%(e)      1.93%(d)      1.82%         1.76%(c)
Ratio of expenses after fee waiver.............      1.82%         1.77%(e)      1.93%(d)      1.82%         1.76%(c)
Ratio of net investment income (loss)..........      0.80%         0.02%(e)      0.45%(d)      0.21%         0.01%(c)
Portfolio turnover rate........................        78%          110%           80%           76%          148%



(a)  Based on average shares outstanding during the period.
(b) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(c)  Restated (Note 6)
(d) Ratio includes charge to the Management fee; see Note 3. Without this charge the ratios would be 2.00%, 1.70% and 0.68%, respectively.
(e) Ratio includes reduction of the Management fee; see Note 3. Without this reduction the ratios would be 1.98%, 1.82% and -0.04%, respectively.
 *   Amount represents less than $0.005 per share.


    The accompanying notes are an integral part of the financial statements.  15

  NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China ("ROC") companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract ("Management Contract") among HSBC Investments (Taiwan) Limited ("Adviser"), the Mega International Commercial Bank Co., Ltd., previously known as, International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board of Directors if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

------------------------------------------------------------------------



1. SIGNIFICANT ACCOUNTING POLICIES - continued


Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2007 the Fund had no open Forwards.

Indemnification Obligations. Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed; certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

------------------------------------------------------------------------



1. SIGNIFICANT ACCOUNTING POLICIES - continued


U.S. generally accepted accounting principles. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. For the period ended August 31, 2007, the Fund decreased undistributed net investment income by $310,367, decreased paid-in capital by $1,816,793, and increased accumulated net realized gain by $2,127,160. These reclassifications have no effect on the net assets or net asset value per share.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2007, purchases and sales of securities, other than short-term securities, aggregated $249,822,367 and $265,318,178, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, HSBC Investments (Taiwan) Limited receives a basic fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to monthly performance adjustment based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period (the "performance adjustments"). The basic fee may increase or decrease by + or -0.30% depending on the fund's performance.

During the period ending August 31, 2006, the basic fee included a one-time charge of approximately $154,000 as a further revision to correct errors in the calculation of performance fee adjustments for the fiscal years prior to 2000 (See footnote 6).

Effective February 1, 2007, the Adviser has agreed to waive a portion of the basic fee so that the basic fee will not exceed 1.10% of the Fund's average daily net assets through October 31, 2008. The performance adjustments remain unchanged by this fee waiver.

For the year ended August 31, 2007, the management fee, including the performance adjustments, and management fee waiver was equivalent to an annual rate of 1.14% of average net assets.

Directors Fees. No director, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $15,000 plus $2,000 for each Board of Directors' meeting or Other Committee meeting attended, and $2,000 for each meeting attended by telephone. On July 17, 2007 the Board of Directors approved an increase in the annual fee from $15,000 to $20,000 and an increase in the meeting fees from $2,000 to $2,500, including phone meetings effective that day. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Corporation ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings.

------------------------------------------------------------------------

4. FUND SHARES

At August 31, 2007, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

5. DISTRIBUTIONS

The Fund did not make any distributions from ordinary income or capital gains during the year ended August 31, 2007. The fund made a distribution of $856,410 from ordinary income during the year ended August 31, 2006. As of August 31, 2007, the components of distributable earnings on a tax basis were $2,329,181 of Undistributed Ordinary Income, $20,454,064 of Undistributed Long-Term Capital Gain and $115,559,727 of Unrealized Appreciation.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales.

6. PRIOR PERIODS RESTATEMENT

On August 31, 2004, the Fund restated its statement of changes in net assets for the year ended August 31, 2003 and its financial highlights for the years ended August 31, 2000 through 2003 to reflect correction of errors in the calculation of management fee performance adjustments recorded by the Fund during these years and prior. The incorrect performance adjustments were calculated based on average net assets of the Fund over a period different than the period over which average net assets of the Fund should have been calculated as stipulated in the Management Contract and resulted in overpayments being made to the investment adviser. The cumulative effect at September 1, 1999, and the yearly net effect, of these corrections on net assets, net asset value per share and the ratio of expenses were as follows:

                                      NAV PER   EXPENSE
                         NET ASSETS    SHARE     RATIO
                         ----------   -------   -------
Cumulative effect at
  September 1, 1999      $1,088,492    $ 0.06      n/a
Effect on Year Ended
  August 31, 2000            58,392      0.01    (0.02%)
Effect on Year Ended
  August 31, 2001          (163,948)    (0.01)    0.06%
Effect on Year Ended
  August 31, 2002            (4,479)     0.00     0.00%
Effect on Year Ended
  August 31, 2003           121,015      0.01    (0.07%)




7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, which requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained. Management of the fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the fund's financial statements.

In September 2006, the Financial Accounting Standard Board issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

8. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

On April 23, 2007, the Fund's Board of Directors (the "Directors"), upon the recommendation of the Audit Committee, appointed Tait, Weller & Baker LLP as the Fund's independent registered public accountant.

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE TAIWAN FUND, INC.

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc. (the "Fund"), including the schedule of investments, as of August 31, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2006 and the financial highlights for each of the four years in the period ended August 31, 2006 have been audited by other auditors, whose report dated October 19, 2006 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. as of August 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
OCTOBER 26, 2007

  OTHER INFORMATION (unaudited)

------------------------------------------------------------------------

Federal Tax Information. The Taiwan Fund, Inc. has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2007, the total amount that will be passed through to shareholders and foreign source income for information reporting purposes will be $2,564,065 (representing taxes withheld plus taxes on stock dividends) and $10,989,829, respectively.

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of August 31, 2007 no shares have been repurchased by the Fund.

PRIVACY POLICY

                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (OTHER THAN DISCLOSURES PERMITTED BY
LAW).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders' nonpublic personal information.


PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-800-636-9242; and
(2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available with out change, upon request, by calling the same number on the Commission's website.

QUARTERLY PORTFOLIO OF INVESTMENTS

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund's Form N-Q's are available on the Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in

------------------------------------------------------------------------


Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-636-9242.

CERTIFICATIONS

The Fund's chief executive officer has certified to the New York Stock Exchange that, as of February 16, 2007, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR file with the Securities and Exchange Commission, for the period of this report.

  SUMMARY OF DIVIDEND REINVESTMENT AND
  CASH PURCHASE PLAN

------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (formerly, EquiServe Trust Company, N.A.) (the "Plan Administrator"), a federally chartered trust institution, acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks should be made payable to "Computershare". The Plan Administrator will not accept cash, traveler's checks, money orders, or third party checks for voluntary cash purchase. We suggest you send your check to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010. The Plan Administrator will return any cash payments received more than thirty

  SUMMARY OF DIVIDEND REINVESTMENT AND
  CASH PURCHASE PLAN (continued)

------------------------------------------------------------------------


days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Administrator's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator's web site, www.computershare.com/equiserve or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Administrator will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in the written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

  SUMMARY OF DIVIDEND REINVESTMENT AND
  CASH PURCHASE PLAN (continued)

------------------------------------------------------------------------

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/equiserve. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

  DIRECTORS AND OFFICERS (unaudited)

------------------------------------------------------------------------

The following table sets forth certain information concerning each of the directors and officers of the Fund.

                                 PRESENT
                                  OFFICE                       PRINCIPAL OCCUPATION OR       DIRECTORSHIPS IN
NAME, ADDRESS                    WITH THE                      EMPLOYMENT DURING PAST            PUBLICLY-
AND (AGE)                          FUND      DIRECTOR SINCE          FIVE YEARS               HELD COMPANIES
-------------                  -----------   --------------   ------------------------   ------------------------
DIRECTORS CONSIDERED INDEPENDENT PERSONS
Harvey Chang (56)              Chairman of        2005        President and Chief        Director, Taiwan Mobile
21/F, No. 172-1, Section 2     the Board                      Executive Officer,         Company Limited (2003-
Ji-Lung Road                   (since July                    Taiwan Mobile Company      present)
Taipei, Taiwan, ROC 106        2005) and                      Limited (September 2003
                               Director                       - present); Senior Vice
                                                              President and Chief
                                                              Financial Officer,
                                                              Taiwan Semiconductor
                                                              Manufacturing Co.
                                                              (February 1998-September
                                                              2003)
Christina Liu (50)             Director           2005        Legislator, Legislative    Director, Taiwan Stock
Suite 312, No. 3-1                                            Yuan, ROC (2002-           Exchange (1995-2002)
Jinan Road                                                    present), Chairperson,
Taipei, Taiwan, ROC                                           Finance Committee,
                                                              Legislative Yuan, ROC
                                                              (2002-2005), Chairman,
                                                              Director and Professor,
                                                              Department of Finance,
                                                              National Taiwan
                                                              University (1993-2001),
                                                              Consultative Board
                                                              Member, Commission On
                                                              Economic Planning and
                                                              Development, Executive
                                                              Yuan, Taiwan, ROC (1996-
                                                              2001); Consultative
                                                              Board Member, Central
                                                              Deposit Insurance Corp.
                                                              Taiwan, ROC (1996-2001)
Joe O. Rogers (58)             Director           1986        Organizing Member, The     Director and Member of
2477 Foxwood Drive                                            Rogers Team LLC, (July     the Audit Committee, The
Chapel Hill, NC 27514                                         2001-present); Manager,    China Fund, Inc. (1992-
                                                              The J-Squared Team LLC     present)
                                                              (April 2003-May 2004);
M. Christopher Canavan, Jr.    Director           2003        Independent Consultant     Director and Chairman of
(68)                                                          (2000-present); Partner,   The Audit Committee,
73 Brook Street                                               Pricewaterhouse Coopers    Bruker Biosciences, Inc.
Wellesley, MA 02482                                           LLP (Coopers & Lybrand)    (2000-May 2007)
                                                              (1972-1999)

------------------------------------------------------------------------

                                 PRESENT
                                  OFFICE                       PRINCIPAL OCCUPATION OR       DIRECTORSHIPS IN
NAME, ADDRESS                    WITH THE                      EMPLOYMENT DURING PAST            PUBLICLY-
AND (AGE)                          FUND      DIRECTOR SINCE          FIVE YEARS               HELD COMPANIES
-------------                  -----------   --------------   ------------------------   ------------------------
Anthony Kai Yiu Lo (58)        Director           2003        Chairman and Co-CEO,       Member of Listing
23/F, Shun Ho Tower                                           Shanghai Century           Committee, Stock
24-30 Ice House Street                                        Acquisition Inc.           Exchange of Hong Kong
Central, Hong Kong                                            (October 2005-present);    Ltd. (1996-May 2006)
                                                              Director, Advantage Ltd.
                                                              (2004-January 2006);
                                                              Founder and Managing
                                                              Director, Advantage Ltd.
                                                              (1999-2004);
Bing Shen (58)                 Director           2007        Independent Consultant     Supervisor, CTCI
1755 Jackson Street, #405                                     (2005-present);            Corporation; Independent
San Francisco, CA 94109                                       Director, Delta            Non-Executive Director,
                                                              Networks, Inc. (June       Delta Networks, Inc.,
                                                              2007-present);             Chairman, Audit
                                                              President, CDIB &          Committee, Delta
                                                              Partners Investment        Networks, Inc. (June
                                                              Holding Corporation (May   2007-present)
                                                              2004-August 2005);
                                                              Executive Vice
                                                              President, China
                                                              Development Industrial
                                                              Bank ("CDIB') (March
                                                              1999-May 2004); Mr. Shen
                                                              retired in September
                                                              2005.
Michael F. Holland (62)        Director           2007        Chairman, Holland &        Director, The Holland
375 Park Avenue                                               Company L.L.C. (1995-      Balanced Fund, Inc., The
New York, New York 10152                                      present)                   China Fund, Inc. and
                                                                                         Reaves Utility Income
                                                                                         Fund; Trustee, State
                                                                                         Street Master Funds and
                                                                                         State Street
                                                                                         Institutional Investment
                                                                                         Trust.
DIRECTOR CONSIDERED INTERESTED PERSON
*Benny T. Hu (58)              President          1993        Chairman, China            Director, USI Far East
6F, 76 Tun Hwa South Road      and                            Development Industrial     Corp. (2004-present);
Section 2,                     Director                       Bank (June 2003-May        Supervisor, China Steel
Taipei, Taiwan ROC                                            2004); Chairman, China     Corp. (2004-present);
                                                              Development Asset          Supervisor, Winbond
                                                              Management Corp. (June     Electronics Corp. (2002-
                                                              2001-May 2004);            present); Director,
                                                              Ambassador-at-Large,       China Development
                                                              Republic of China (May     Financial Holding Corp.
                                                              2001-May 2006)             (June 2001-May 2004);
                                                                                         Director, Yangming
                                                                                         Marine Transport Corp
                                                                                         (2001-present)

------------------------------------------------------------------------

                                 PRESENT
                                  OFFICE                      PRINCIPAL OCCUPATION OR         DIRECTORSHIPS IN
NAME, ADDRESS                    WITH THE                      EMPLOYMENT DURING PAST            PUBLICLY-
AND (AGE)                          FUND      OFFICER SINCE           FIVE YEARS                HELD COMPANIES
-------------                  -----------   -------------   -------------------------   -------------------------
OFFICERS
Adelina N Y Louie (41)         Secretary          2004       Deputy Chief Operating      --
Deputy Chief Operating         and                           Officer, Asia Pacific,
Officer, Asia Pacific          Treasurer                     HSBC Investments (Hong
HSBC Investments (Hong Kong)                                 Kong) Limited (May 2006 -
Limited                                                      present), Chief Operating
Level 22 HSBC Main Building                                  Officer, HSBC Investments
1 Queen's Road Central                                       (Taiwan) Limited (March
Hong Kong                                                    2004-April 2006); Area
                                                             Commercial Manager, HSBC
                                                             (UK) Ltd (February 2002-
                                                             March 2004); Senior Vice
                                                             Prresident, Custody &
                                                             Clearing, HSBC
                                                             (Indonesia) Limited (June
                                                             2000 - February 2002)
Richard F. Cook, Jr. (56)      Chief              2007       Employee of Foreside Fund   --
Foreside Compliance            Compliance                    Services, LLC (November
Services, LLC.                 Officer                       2005-January 2006),
Two Portland Square                                          Director of Foreside
Portland, ME 04101                                           Compliance Services LLC,
                                                             (January 2006-present).
                                                             Chief Compliance Officer
                                                             of the Guinness Atkinson
                                                             Funds (November 2006-
                                                             present), and the Japan
                                                             Fund, Inc. (April 2007-
                                                             present). Founder and
                                                             Managing Member of
                                                             NorthLake, LLC (2002-
                                                             present). Executive
                                                             Officer, Director and
                                                             Shareholder of Century
                                                             Capital Management, Inc.
                                                             and Secretary of Century
                                                             Shares Trust (1985-2002).
Mary Moran Zeven (46)          Assistant          2005       Senior Vice President and   --
                               Secretary                     Senior Managing Counsel,
                                                             State Street Bank and
                                                             Trust Company (2002-
                                                             present); and Vice
                                                             President and Counsel,
                                                             State Street Bank and
                                                             Trust Company (2000-2002)

------------------------------------------------------------------------

--------

    * Director is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser.

       Mr. Hu is considered to be an interested person because he is the President of the Fund.

------------------------------------------------------------------------

   UNITED STATES ADDRESS
   The Taiwan Fund, Inc.
   c/o State Street Bank and Trust Company
   2 Avenue de Lafayette
   P.O. Box 5049
   Boston, MA
   1-800-636-9242
   www.thetaiwanfund.com

   INVESTMENT ADVISER
   HSBC Investments (Taiwan) Limited
   Taipei, Taiwan

   DIRECTORS AND OFFICERS
   Harvey Chang, Chairman of the Board and Director
   Benny T. Hu, President and Director
   Bing Shen, Director
   Christina Liu, Director
   Joe O. Rogers, Director
   Michael Holland, Director
   M. Christopher Canavan, Jr., Director
   Anthony Kai Yiu Lo, Director
   Adelina N.Y. Louie, Secretary and Treasurer
   Richard F. Cook, Jr., Chief Compliance Officer
   Mary Moran Zeven, Assistant Secretary

   ADMINISTRATOR AND ACCOUNTING AGENT
   State Street Bank and Trust Company
   Boston, MA

   CUSTODIANS
   The Mega International Commercial Bank Co., Ltd.
   Taipei, Taiwan
   State Street Bank and Trust Company
   Boston, MA

   TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
   Computershare Trust Company, N.A.

   LEGAL COUNSEL
   Clifford Chance US LLP
   New York, NY
   Lee and Li
   Taipei, Taiwan

   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Tait, Weller & Baker, LLP
   Philadelphia, PA

ITEM 2. CODE OF ETHICS.

(a) The Taiwan Fund, Inc. (the "Fund") has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer.

(b)   No information need be disclosed pursuant to this paragraph.

(c) There have been no amendments to the Fund's Code of Ethics during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Fund to individuals covered by the Fund's Code of Ethics during the reporting period for Form N-CSR.

(e)   Not applicable.

(f) A copy of the Fund's Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)   (1)   The Board of Directors of The Taiwan Fund, Inc. (the "Fund") has
            determined that the Company has one member serving on the Fund's
            Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial expert."

      (2) The name of the audit committee financial expert is M. Christopher Canavan, Jr. Mr. Canavan has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Fund changed independent registered public accounting firms for the fiscal year ended August 31, 2007.

(a)   Audit Fees

      For the fiscal year ended August 31, 2007, Tait Weller & Baker LLP ("Tait Weller"), the Fund's independent registered public accounting firm, billed the Fund aggregate fees of US$55,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

      For the fiscal years ended August 31, 2006 KPMG LLP ("KPMG") billed the Fund aggregate fees of US$58,500 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

(b)   Audit-Related Fees

      For the fiscal year ended August 31, 2007, Tait Weller billed the Fund aggregate fees of US$6,500 for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant's audit committee.

      For the fiscal year ended August 31, 2006, KPMG billed the Fund aggregate fees of US$7,500 for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant's audit committee.

(c)   Tax Fees

      For the fiscal year ended August 31, 2007, Tait Weller billed the Fund aggregate fees of US$12,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

      For the fiscal year ended August 31, 2006, KPMG billed the Fund aggregate fees of US$12,900 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

(d)   All Other Fees

      For the fiscal year ended August 31, 2007, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

      For the fiscal year ended August 31, 2007, KPMG did not bill the Fund any fees for products and services other than those disclosed above.

(e) The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund's independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the "1934 Act"). All of the audit and tax services described above for which Tait Weller and KPMG billed the Fund fees for the fiscal years ended August 31, 2007 and August 31, 2006 were pre-approved by the Audit Committee.

      For the fiscal years ended August 31, 2007 and August 31, 2006, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller or KPMG, respectively.

(f)   No disclosures are required by this Item 4(f).

(g) For the fiscal year ended August 31, 2007, Tait Weller did not bill the Fund any non-audit fees. During this period, Tait Weller did not provide any services to HSBC Investments (Taiwan) Limited (the "Investment Adviser").

      For the fiscal year ended August 31, 2006, KPMG did not bill the Fund any non-audit fees. During this period, KPMG did not provide any services to the Investment Adviser.

(h) Tait Weller notified the Fund's Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund's Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund's Audit Committee to consider whether such services were compatible with maintaining Tait Weller's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund's audit committee are M. Christopher Canavan, Jr., Joe Rogers, Anthony K.Y. Lo, Bing Shen and Michael F. Holland.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 12(a)(4).

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY.

(a)(1) As of September 30, 2007, the portfolio manager of the registrant is as follows:

SHIRLEY YANG

Ms. Yang has been the Portfolio Manager of the Taiwan Fund, Inc. since June 30, 2007. Ms. Yang is an Assistant Vice President of HSBC Investments (Taiwan) Limited.

Prior to joining HSBC Investments (Taiwan) Limited, Ms. Yang worked at INVESCO Taiwan where she was a Senior Fund Manager (March 2004 to June 2007). Prior to March 2004, Ms. Yang worked at Prudential Asset Management, Taiwan (June 2003 to March 2004) as an Investment Manager. Prior to June 2003, Ms. Yang worked at E-Sun Financial Holding Company (June 2002 to March 2003) as an Investment Manager.

(a)(2)

As of September 30, 2007, Ms. Yang managed the Taiwan Fund, Inc. with a total of approximately $412.2 million in assets.

As of September 30, 2007, Ms. Yang does not manage any mutual funds nor pooled investment vehicles.

CONFLICTS OF INTEREST: While the portfolio manager does not currently manage any other fund or account, actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for the Fund as well as for the other funds or accounts he or she manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he or she manages. The adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As a result, the adviser does not believe that any of these potential sources of conflicts of interest will affect the portfolio manager's professional judgment in managing the Fund. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION:

The adviser has structured a compensation program based on factors designed to attract and retain key personnel as well as to provide incentives for top quality performance. The program is designed to recognise the long-term nature of the firm's business, and to encourage retention and continuity of service of the people who contribute to the organization's success.

The adviser, through a performance review system rewards both team and individual contribution. Each individual has a job profile and a set of Key Performance Measures ("KPMs") to ensure that the year's objectives are clear and attainable. KPMs do not just reflect tangible outputs of an individual's role; they also incorporate the behaviours and team efforts displayed by each member of staff. Thus, the firm's portfolio managers are not assessed solely on the performance of the funds that they manage.

Investment professionals typically receive a base salary and an incentive bonus. The total sum set aside for bonus payments each year is a function of HSBC Investment's profitability as a whole. In determining the amount to allocate to each individual, three factors are assessed:

      -     The performance of the local company;

      -     The performance of the investment team; and

      -     The performance of the individual.

During the annual appraisal process, each department manager reviews his/her team's performance and contribution to the adviser for the past year on an individual basis. Bonuses and raises are awarded based on the individual's contribution to the team. Promotions are awarded to individuals who have performed well beyond what was expected for their level.

OWNERSHIP OF SECURITIES: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of September 30, 2007.

Portfolio Manager                     Dollar Range of Fund Shares Beneficially
                                                     Owned
   Shirley Yang                                      none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors during the period covered by this Form N-CSR filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
      under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment advisers are attached hereto in response to Item 7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:   /s/ Andrew Chen
      ------------------------------------------
      Andrew Chen
      President of The Taiwan Fund, Inc.

Date: November 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Andrew Chen
      -------------------------------------------
      Andrew Chen
      President of The Taiwan Fund, Inc.

Date: November 8, 2007

By:   /s/ Adelina Louie
      --------------------------------------------
      Adelina Louie
      Treasurer of The Taiwan Fund, Inc.

Date: November 8, 2007